UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021

ASTREA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39996	85-2609730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021, Key Biscayne, Florida 33149

(Address of Principal Executive Offices) (Zip Code)

(347) 607-8025

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 24, 2021, the Board of Directors of Astrea Acquisition Corp., a Delaware corporation (“Astrea”), appointed Juan Santodomingo Diaz as a Class B director and the chairman of Astrea’s audit committee. Mr. Santodomingo was appointed to fill the vacancy created by the unexpected passing away of Boris Salas von Weltzien, which occurred on August 9, 2021.

Mr. Santodomingo, 45 years old, is an executive, entrepreneur, and investor with over twenty years of corporate finance and asset management experience, having advised in corporate transactions with an aggregate value in excess of $20 billion. Since August 2020, Mr. Santodomingo has served as the Chief Executive Officer of Kendo Corporation, a FinTech and EdTech company that Mr. Santodomingo founded. Prior to this venture, Mr. Santodomingo served from August 2017 to December 2019 as Chief Executive Officer of FIT Big Data, a leading fintech company in Latin America that he co-founded. He has also served as an investment committee member of FIT Gestora, the investment fund manager of FIT Big Data, from January 2018 to December 2019. From 2013 to 2017, Mr. Santodomingo was a Partner of Deloitte and head of Corporate Finance for the Latin America region (excluded Brazil and Mexico). Prior to this, he held several senior investment banking positions such as Director of GBS Finance (former partner of Bear Sterns), a leading independent European investment bank. Mr. Santodomingo received a BBA from Wales University and Caixanova Business School. He also received two Master’s degrees and other postgraduate programs in Management and Finance in several business schools such as IESE, Instituto de Empresa and IEB (Associated to Wharton and LSE).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2021	ASTREA ACQUISITION CORP.

	By:	/s/ Felipe Gonzalez
Felipe Gonzalez
Chief Executive Officer

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